SEC Reference 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the Quarterly Report of Vet Online Supply, Inc. a Florida corporation (the “Company”), on Form 10-Q/A for the three months ended March 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Edward Aruda, Principal Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Edward Aruda
Edward Aruda
Principal Executive Officer Principal Financial Officer and Accounting Officer
Date: October 13, 2016